UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 11, 2005

AmeriGas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610 337-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01. Regulation FD Disclosure.

On April 11, 2005, AmeriGas Propane, Inc. issued a press release updating fiscal year 2005 earnings guidance for AmeriGas Partners, L.P., a Delaware limited partnership (the "Company"). A copy of this press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

This information is being furnished pursuant to Item 7.01 and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as otherwise stated in such filing.

Item 8.01. Other Events.

On April 12, 2005, AmeriGas Propane, Inc. issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended, announcing the proposed private placement of senior notes by the Company and AmeriGas Finance Corp., a Delaware corporation and a wholly-owned subsidiary of the Company. A copy of the press release is attached hereto as Exhibit 99.2

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits
99.1 Press Release dated April 11, 2005
99.2 Press Release dated April 12, 2005

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

April 13, 2005	By:	Margaret M. Calabrese

Name: Margaret M. Calabrese
Title: Assistant Secretary of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P.

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 11, 2005
99.2	Press Release dated April 12, 2005